This document was prepared by:

Cori Leonard Young
Polsinelli PC
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112

and after recording should be returned to:

Polsinelli PC
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Cora Blackwell

Loan No. 10208283

(space above reserved for Recorder's use)

ASSUMPTION AGREEMENT

Dated January __, 2023

by and among

POLLOCK GATEWAY II DE LLC
Original Borrower

GATEWAY II HOLDCO, LLC
New Borrower

GUILA POLLOCK AND VITA PIAZZA, trustees of THE JAMES AND GUILA POLLOCK TRUST DATED JUNE 27, 2006
Original Guarantor

CALIBERCOS INC.
New Guarantor

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF BBCMS MORTGAGE TRUST 2019-C5, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2019-C5
Lender

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT ("**Agreement**") is made as of the ___ day of January, 2023 ("**Effective Date**"), by and among **GATEWAY II HOLDCO, LLC**, a Delaware limited liability company ("**New Borrower**"), whose address is 8901 E. Mountain View Road, Ste. 150, Scottsdale, AZ 85258; **POLLOCK GATEWAY II DE LLC**, a Delaware limited liability company ("**Original Borrower**"), whose address is c/o Pollock Financial Group, 150 Portola Road, Portola Valley, CA 94028; **WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF BBCMS MORTGAGE TRUST 2019-C5, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2019-C5** ("**Lender**"), whose address is c/o KeyBank National Association, 11501 Outlook, Suite #300, Overland Park, Kansas 66211; **GUILA POLLOCK** and **VITA PIAZZA**, as trustees of **THE JAMES AND GUILA POLLOCK TRUST DATED JUNE 27, 2006**, with an address c/o Pollock Financial Group, 150 Portola Road, Portola Valley, CA 94028 (hereinafter individually, collectively and jointly and severally, "**Original Guarantor**"); and **CALIBERCOS INC.**, a Delaware corporation, whose address is 8901 E. Mountain View Road, Ste. 150, Scottsdale, AZ 85258 ("**New Guarantor**"; and collectively New Borrower, Original Borrower, New Guarantor and Original Guarantor, are the "**Borrower Parties**," and collectively, the Borrower Parties and Lender are the "**Parties**").

RECITALS:

A. Pursuant to that certain Loan Agreement dated October 17, 2019 (the "**Loan Agreement**"), Original Borrower borrowed from Barclays Capital Real Estate Inc., a Delaware corporation ("**Original Lender**"), the principal sum of $16,500,000.00 (the "**Loan**") for the financing of certain property located in Maricopa County, Arizona, legally described on **Exhibit A** attached hereto and by this reference made a part hereof (such real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the "**Property**"). Lender is the current owner and holder of all right, title and interest in the Loan and the Loan Documents (as hereinafter defined).

B. As security for the Loan, Original Borrower executed and delivered to Original Lender a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated October 17, 2019, and recorded in the real estate records of Maricopa County, Arizona, on November 27, 2019, dated October 17, 2019 and recorded November 27, 2019 as Instrument Number 20190962684 in the Official Records of Maricopa County, Arizona ("**Security Instrument**"). The Loan Agreement, the Security Instrument, the Promissory Note dated October 17, 2019, evidencing the Loan ("**Note**"), the Guaranty of Recourse Obligations of Borrower executed by the predecessor-in-interest to Original Guarantor ("**Guaranty**"), the Environmental Indemnity Agreement ("**Indemnity**") executed by Original Borrower and the predecessor-in-interest to Original Guarantor, and all other documents and instruments evidencing and/or securing the Note which have been executed on or before the Effective Date by Original Borrower or others in connection with or related to the Loan, including this Agreement, any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements, cash management agreements, letters of credit, escrow agreements or escrow/holdback arrangements, together with all amendments,

modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the "**Loan Documents**." The Loan Documents are hereby incorporated by this reference as if fully set forth in this Agreement.

C. Lender and KeyBank National Association ("**KeyBank**") entered into a certain Pooling and Servicing Agreement pursuant to which Lender, among other things, authorized KeyBank to act on Lender's behalf and as Lender's agent with respect to the subject matter hereof.

D. Original Borrower desires to transfer all of its right, title and interest in and to the Property to New Borrower. Pursuant to Section 5.2.11 of the Loan Agreement, Original Borrower has requested that Lender consent to such transfer and permit New Borrower to assume the Loan. Subject to the terms and conditions of this Agreement, Lender is willing to consent to the transfer of the Property to New Borrower, the assumption of the Loan by New Borrower and the assumption by New Guarantor of all obligations of Original Guarantor under the Loan Documents.

Agreement

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assumption.

(a) New Borrower hereby (i) assumes and agrees to pay the unpaid balance due and owing under the Loan Documents, together with interest thereon, all in accordance with the terms of the Loan Documents, and (ii) agrees to perform all of the other obligations of Original Borrower under the Note, Security Instrument and other Loan Documents and be bound by, comply with and perform each and every other covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Borrower under the Loan Documents with the same force and effect as if New Borrower itself had executed and delivered each and every Loan Document. New Borrower shall henceforth be deemed to be the "Mortgagor," "Assignor," "Trustor," "Grantor," "Indemnitor" and/or "Borrower" under each of the Loan Documents. Without limiting the generality of the foregoing, New Borrower's assumption includes the assumption of all obligations, liabilities, and waivers of Original Borrower set forth in the Note, including, without limitation, the liabilities of Original Borrower under Section Article 8 thereof. The foregoing assumption by New Borrower is absolute and unconditional.

(b) New Guarantor hereby assumes and agrees to perform all of the obligations of Original Guarantor under the Guaranty and the Indemnity, copies of which New Guarantor hereby acknowledges having received, and to be bound by, comply with and perform each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Guarantor under the Guaranty and the Indemnity with the same force and effect as if New Guarantor itself had executed and delivered each of the Guaranty and the Indemnity. New Guarantor shall henceforth be deemed to be the Guarantor

under the Guaranty, the Guarantor under the Indemnity, and the Guarantor under each of the other Loan Documents. Without limiting the generality of the foregoing, New Guarantor's assumption includes the assumption of all obligations, liabilities, and waivers of Original Guarantor set forth in the Guaranty and the Indemnity. The foregoing assumption by New Guarantor is absolute and unconditional.

2. Consent. Effective upon the satisfaction of, and subject to, all the terms and conditions set forth in this Agreement, Lender consents to: (a) the conveyance by Original Borrower to New Borrower of all of Original Borrower's rights, title, and interest in and to the Property; (b) the assumption by New Borrower of all of Original Borrower's obligations and liabilities under the Loan Documents upon the terms and conditions set forth herein; (c) the assumption by New Guarantor of all of Original Guarantor's obligations and liabilities under the Loan Documents; and (d) the replacement of the existing property manager with MEB Commercial Management Group, LLC ("**New Property Manager**") as the new property manager of the Property.

3. Release of Original Borrower. Effective upon the recordation of this Agreement, Original Borrower shall be released from liability under the Note and all Loan Documents as to acts, events or omissions occurring or obligations arising after the Effective Date; *provided, however,* such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

4. Release of Original Guarantor. Effective upon the recordation of this Agreement, Original Guarantor shall be released from liability under the Guaranty and the Indemnity as to acts, events or omissions occurring or obligations arising after the Effective Date; *provided, however,* such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

5. Ratification, Estoppel and Release.

(a) New Borrower hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Lender of, and New Borrower grants, pledges, assigns and conveys to Lender a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Agreement.

(b) Original Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, and are true and correct with respect to Original Borrower, without modification, except as necessary to implement the terms and provisions of this Agreement.

(c) Original Guarantor hereby ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Guaranty and Indemnity remain in full force and effect, and are true and correct with respect to Original Guarantor as "Guarantor" and/or "Indemnitor" thereunder, without modification, except as necessary to implement the terms and provisions hereof.

(d) The Parties acknowledge that as of January 20, 2023, the outstanding principal amount of $16,456,829.83 was justly owing on account of the Note and interest has been paid through January 5, 2023.

(e) Original Borrower hereby assigns to New Borrower all of Original Borrower's right, title and interest in and to any escrow and/or reserve funds or accounts held by Lender. New Borrower hereby ratifies and confirms its obligations to continue to deposit the required deposits into such escrow and/or reserve funds or accounts as required under the Loan Documents. The parties hereto hereby acknowledge and confirm that the balance of each of the escrow and/or reserve accounts held by Lender as of January 20, 2023, was as follows:

Replacement Reserve Escrow:	$ 78,967.26
Tenant Improvement/Leasing Commission Escrow:	$335,187.91
Insurance Escrow:	$ 0.00
Tax Escrow:	$103,763.14
ATR Tenant Improvement Escrow	$ 1,118.93
Operating Expense Escrow:	$529,791.46
Excess Cash Reserve Escrow:	$751,171.50

(f) Each Borrower Party hereby remises, releases and forever discharges Lender and all of Lender's officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the "**Released Lender Parties**"), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, and further waives any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to this Agreement, the Loan, the Note or any of the other Loan Documents or the Property in connection with any matter arising prior to the Effective Date. Each Borrower Party acknowledges that, subsequent to the execution of this Agreement, it may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to, matters for which the release is given the Released Lender Parties in this subparagraph, and that, if known on the date it executed this Agreement, may have

materially affected its decision to execute this Agreement. Each Borrower Party acknowledges that it is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto. Each Borrower Party expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

(g) The Borrower Parties acknowledge and agree that all waivers, discharges and releases herein contained are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

6. Covenants.

(a) At the closing of the purchase of the Property by New Borrower from Original Borrower, Original Borrower shall deposit the sum of $5,000.00 (the "**Last Report Fee**") with the title company or escrow company that is utilized by Lender in connection with consummating the assumption transaction described in this Agreement (the "**Escrow Company**"). Original Borrower agrees that within thirty (30) days after the Effective Date as first set forth above, Original Borrower will deliver to Lender a copy of all required operating statements and rent rolls with respect to the Property, certified in each case by Original Borrower as being true and correct (including, without limitation, for the period beginning on the first day of the year of this Agreement and ending on the last day of the calendar month which immediately precedes the Effective Date and for the partial calendar month ending on the Effective Date with respect to Operating Statements, and for the calendar month of the Effective Date with respect to rent rolls), and all other financial statements and other reports that Original Borrower is required to deliver to Lender under and in accordance with the provisions of this Agreement and the other Loan Documents and in such form and detail as is required under the Loan Documents, in each case for all periods that precede the Effective Date and that have not been previously provided to Lender. Time is of the essence of the foregoing covenant and if Lender does not receive all of the foregoing documentation within the time period as hereinabove set forth, then the Last Report Fee shall be forfeited by Original Borrower to Lender and the same shall be promptly paid by the Escrow Company to Lender upon Lender's demand for the same, and, in addition, Original Borrower shall pay to Lender, upon demand, all costs and expenses (including, without limitation, attorneys' fees) incurred by Lender in connection with obtaining the Last Report Fee and the above-described operating statements and rent rolls. Original Borrower agrees to execute and deliver such documentation addressed to the Escrow Company as Lender may require to evidence the above-described agreement of Original Borrower with respect to the Last Report Fee. If Original Borrower timely performs its obligations under this subparagraph of this Agreement, then Lender shall promptly instruct the Escrow Company to return the Last Report Fee to Original Borrower. New Borrower hereby acknowledges that it shall have no interest in any of the Last Report Fee and Lender shall have no obligation to apply the same against any of the monies that may now or at any time hereafter be owed by New Borrower to Lender under the Loan Documents.

(b) New Borrower and New Guarantor hereby jointly and severally covenant to Lender that the Property will be managed by New Property Manager pursuant to the property management agreement approved by Lender and in accordance with the Loan Documents. New

Borrower acknowledges and agrees that all property management fees and compensation payable to New Property Manager are subordinate to Lender's rights under the Loan Documents, and, in connection therewith, New Borrower and New Property Manager will deliver to Lender an Assignment and Subordination of Management Agreement dated as of the Effective Date and satisfactory to Lender in form and substance.

7. Representations and Warranties.

(a) In addition to all representations and warranties in the Loan Documents, each Borrower Party represents and warrants as to itself only that (i) it has full power, authority, legal right and capacity to execute, deliver and perform their respective obligations under this Agreement and the other Loan Documents to which it is a party ; (ii) the Loan Documents, including, without limitation, this Agreement, constitute valid, enforceable and binding obligations of such party that is a party thereto; and (iii) as of the Effective Date, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its respective obligations under the Loan Documents.

(b) Each of New Borrower, Original Borrower and New Guarantor represent and warrant as to itself only that it is duly organized, validly existing and in good standing under the laws of its state of organization. Each of New Borrower and Original Borrower represent and warrant as to itself only that it is duly qualified to transact business and is in good standing in the State where the Property is located.

(c) New Borrower further represents and warrants that any funds used by New Borrower for its acquisition of the Property have been contributed as capital contributions and are not secured directly or indirectly by an interest in New Borrower or any other collateral that has been assigned to Lender under the Loan.

(d) Original Borrower and Original Guarantor hereby represent and warrant to Lender, New Borrower and New Guarantor that, as of the Effective Date, no Default, Event of Default or default (as any of such terms may be defined in any of the Loan Documents), nor any event which, with the passage of time or the giving of notice (or both) would constitute a Default, Event of Default or default has occurred and is now continuing under any of the Loan Documents.

(e) New Guarantor further represents and warrants that the financial position of New Guarantor as of the Effective Date has not significantly deteriorated from the financial position of New Guarantor as reflected on financial statements previously provided to Lender.

(f) Lender hereby represents and warrants to New Borrower and New Guarantor that, as of the date of this Agreement, to its actual knowledge, no Default, Event of Default or default (as any of such terms may be defined in any of the Loan Documents), nor any event which, with the passage of time or the giving of notice (or both) would constitute a Default, Event of Default or default has occurred under any of the Loan Documents.

8. Further Documents, Etc. The Borrower Parties each hereby agree to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments required by Lender to effectuate the transaction contemplated by this

Agreement, to create, perfect and/or modify the liens and security interests granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Agreement, including, without limitation, appropriate UCC financing statements or amendments. Without limiting the generality of the foregoing, on or before the Effective Date, Lender shall be furnished with the following: (i) certified copies of all documents relating to the organization and formation of New Borrower and New Guarantor, together with all appropriate original documentation evidencing New Borrower's and New Guarantor's capacity and good standing; (ii) appropriate documentation evidencing the qualification of the signers to execute this Agreement; (iii) such legal opinions as may be required by Lender; (iv) title endorsements to Lender's title insurance policy or a replacement Lender's title insurance policy providing the equivalent coverage; (v) evidence that all insurance required under the Loan Documents is current; (vi) all documentation relating to the management of the Property and the assignment and subordination of any management agreement to Lender; and (vii) evidence of payment of all fees, costs and expenses required by Section 9 hereof. All of the foregoing shall be in form and substance satisfactory to Lender in its sole discretion.

9. Costs and Expenses. Original Borrower and/or New Borrower hereby agree to pay any and all fees, costs and expenses, including but not limited to attorneys' fees and the premium for endorsements to Lender's title insurance policy or a replacement Lender's title insurance policy, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder. Concurrently with the execution of this Agreement, New Borrower and/or Original Borrower shall pay Lender an assumption fee of one-half percent (.05%) of the outstanding principal balance of the Note as of the Effective Date as required under Section 5.2.11(k) of the Security Instrument, in addition to all other costs and expenses incurred by Lender in connection with the transfer of the Property and the assumption of the Loan.

10. No Reliance. New Borrower acknowledges that in consummation of this assumption, New Borrower has not relied on any representations by Lender regarding the Property, the title thereto or any other matter.

11. Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns.

(b) Wherever Lender's judgment, consent or approval is required under this Agreement, or Lender shall have an option, election or right of determination under this Agreement that something is satisfactory or not ("**Decision Power**"), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised.

(c) If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity or enforceability of the remaining provisions shall not in any way be affected.

(d) This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Party, but only by an agreement in writing signed by the Party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e) The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise: All references herein to numbered or lettered Sections or to numbered or lettered Schedules or Exhibits are references to the Sections hereof and the Schedules and Exhibits annexed hereto or otherwise identified in connection herewith. The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to." Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa. The term "person," when used herein, means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity. No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement.

12. Governing Law. This Agreement shall be governed by the law of the state in which that portion of the Property which constitutes real property is located ("**Governing State**").

13. Venue. THE BORROWER PARTIES EACH HEREBY CONSENT TO PERSONAL JURISDICTION IN THE GOVERNING STATE. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS ("**ACTION**") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. THE BORROWER PARTIES EACH HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE GOVERNING STATE FOR PURPOSES OF ANY ACTION. The Borrower Parties each hereby waive and agree not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction; (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Agreement may not be enforced in or by those courts, or that it is exempt or immune from execution; (iii) that the Action is brought in an inconvenient forum; or (iv) that the venue for the Action is in any way improper.

14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

deemed to be an original and all of which taken together shall constitute one and the same agreement.

15. No Impairment. All of the Property described in the Security Instrument and the other Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the Security Instrument and the other Loan Documents. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Security Instrument or any of the other Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the lien and encumbrance of the Security Instrument or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein.

16. Notice. Any notice required or permitted to be given under this Agreement or under any of the other Loan Documents must be in writing and given (a) by depositing the same in the United States mail, addressed to the Party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; or (c) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the Party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; and in the event of personal service, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the Parties shall be as follows, and the Loan Documents are hereby amended to include the addresses set forth below:

Original Borrower:	Pollock Gateway II DE LLC c/o Pollock Financial Group 150 Portola Road Portola Valley, CA 94028 Attention: Vita Piazza
With a copy of any notice to Original Borrower to:	DLA Piper LLP (US) 444 W. Lake Street, Suite 900 Chicago, IL 60606 Attention: Merle Teitelbaum Cowin
New Borrower:	Gateway II HoldCo, LLC 8901 E. Mountain View Road, Ste. 150 Scottsdale, AZ 85258 Attention: Jennifer Schrader
With a copy of any notice to New Borrower to:	Roxanne Veliz Snell & Wilmer One South Church Ave., Suite 1500 Tucson, AZ 85701

Lender:	c/o KeyBank National Association 11501 Outlook, Suite #300 Overland Park, Kansas 66211
With a copy of any notice to Lender to:	Kraig Kohring Polsinelli PC 900 W. 48th Place, Suite 900 Kansas City, Missouri 64112
Original Guarantor:	c/o Pollock Financial Group 150 Portola Road Portola Valley, CA 94028
With a copy of any notice to Original Guarantor to:	Hopkins & Carley 70 South First Street San Jose, CA 95113 Attention: Jay Ross
New Guarantor:	CaliberCos Inc. 8901 E. Mountain View Road, Ste. 150 Scottsdale, AZ 85258
With a copy of any notice to New Guarantor to:	Roxanne Velize Snell & Wilmer One South Church Ave., Suite 1500 Tucson, AZ 85701

17. **WAIVER OF TRIAL BY JURY. THE PARTIES EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE PARTIES EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.**

18. Modifications to Loan Agreement. Schedule II of the Loan Agreement is hereby deleted and replaced with Schedule II attached hereto.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Borrower:

POLLOCK GATEWAY II DE LLC,
a Delaware limited liability company

By: Pollock Gateway II Owner LLC,
a California limited liability company,
its Member

By: Pollock 2006 Properties,
a California general partnership,
its Member

By: Pollock Realty LLC,
a California limited liability company,
its managing general partner

By: ______________________________
Name: ____________________________
Title: ____________________________

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ______________)

On ___________________, 2023 before me, ___________________________, Notary Public, personally appeared _________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________ (Seal)
Signature of Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Borrower:

GATEWAY II HOLDCO, LLC,
a Delaware limited liability company

By: Gateway II MEZZCO, LLC,
a Delaware limited liability company
Its: Manager

By: Gateway II FUNDCO, LLC,
a Delaware limited liability company
Its: Manager

By: Gateway II MANAGECO, LLC,
a Delaware limited liability company
Its: Manager

By: Caliber Services, LLC,
an Arizona limited liability company
Its: Manager

By: Caliber Companies, LLC,
an Arizona limited liability company
Its: Member

By: CaliberCos Inc.,
a Delaware corporation
Its: Manager

By: ______________________
Name: Jennifer Schrader
Title: President & COO

STATE OF Arizona)
) ss.
COUNTY OF Maricopa)

On this 25th day of January, 2023, before me, Hollie J. Couture, a Notary Public in and for said state, personally appeared Jennifer Schrader, who being by me duly sworn did say that she is the President and COO of CaliberCos Inc., the Manager of Caliber Companies, LLC, a Member of Caliber Services, LLC, the Manager of Gateway II MANAGECO, LLC, the Manager of Gateway II FUNDCO, LLC, the Manager of Gateway II MEZZCO, LLC, the Manager of GATEWAY II HOLDCO, LLC, a Delaware limited liability company, and that the within instrument was signed and sealed in behalf of said limited liability company by authority of its board of directors, and acknowledged said instrument to be the free act and deed of said limited liability company for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Scottsdale, AZ, the day and year last above written.

HOLLIE JADE COUTURE
Notary Public - State of Arizona
MARICOPA COUNTY
Commission # 613401
Expires August 09, 2025

[signature]
Notary Public in and for Said County and State

Hollie J. Couture
(Type, print or stamp the Notary's name)

My Commission Expires: 08/09/2025

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Guarantor:

THE JAMES AND GUILA POLLOCK TRUST DATED JUNE 27, 2006

____
Guila Pollock, Trustee

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ______________)

On __________________, 2023 before me, ____________________________, Notary Public, personally appeared Guila Pollock, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________ (Seal)
Signature of Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Guarantor:

THE JAMES AND GUILA POLLOCK TRUST DATED JUNE 27, 2006

____

Vita Piazza, Trustee

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ____________)

On ________________, 2023 before me, ________________________, Notary Public, personally appeared Vita Piazza, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________________ (Seal)
Signature of Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:

CALIBERCOS INC.,
a Delaware corporation

By: [signature]
Name: Jennifer Schrader
Title: President & COO

STATE OF Arizona)
) ss.
COUNTY OF Maricopa)

On this 25th day of January, 2023, before me, Hollie J. Couture, a Notary Public in and for said state, personally appeared Jennifer Schrader, who being by me duly sworn did say that she is the President & COO of CALIBERCOS INC, a Delaware corporation, and that the within instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and acknowledged said instrument to be the free act and deed of said corporation for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Scottsdale, AZ, the day and year last above written.

[signature]
Notary Public in and for Said County and State

HOLLIE JADE COUTURE
Notary Public - State of Arizona
MARICOPA COUNTY
Commission # 613401
Expires August 09, 2025

Hollie J. Couture
(Type, print or stamp the Notary's name)

My Commission Expires: 08/09/2025

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF BBCMS MORTGAGE TRUST 2019-C5, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2019-C5

By: KeyBank National Association,
a national banking association,
as Authorized Agent

By:____________________________
Name:__________________________
Title:__________________________

STATE OF KANSAS)
) ss.
COUNTY OF JOHNSON)

On this ______ day of ____________, 2023, before me, the undersigned notary public, personally appeared ________________________, the ________________ of KeyBank National Association, a national banking association, the authorized agent for **WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF BBCMS MORTGAGE TRUST 2019-C5, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2019-C5,** known to me to be the person who executed the document on behalf of **WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF BBCMS MORTGAGE TRUST 2019-C5, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2019-C5** and acknowledged to me that s/he executed the same for the purposes therein stated.

____
Notary Public in and for Said County and State

____
(Type, print or stamp the Notary's name below his or her signature)

My Commission Expires:

____

Exhibit A

Legal Description of the Property

Schedule II

Organizational Chart of Borrower



CaliberCos Inc. (DE)
Board: Chris Loeffler & Jennifer Schrader
Borrower Principal/Guarantor.
No individual or entity holds a 25% or greater ownership interest
Caliber Companies, LLC (AZ)
Member/Manager: CaliberCos Inc.
Caliber Services, LLC (AZ)
Member Managed
Gateway II ManageCo, LLC (DE)
Manager: Caliber Services, LLC
Gateway II FundCo, LLC (DE)
Manager: Gateway II ManageCo, LLC
Gateway II MezzCo, LLC (DE)
Manager: Gateway II FundCo, LLC
Gateway II HoldCo, LLC (DE)
Manager: Gateway II MezzCo, LLC